Exhibit 10.66

     STOCK OPTION AGREEMENT made as of the 20th day of July, 2000 between NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC., a New York corporation (the "Company"), and Tery Baskin (the "Optionee").

     WHEREAS, the Optionee is an employee of the Company or a subsidiary thereof;

     WHEREAS, the Company desires to provide to the Optionee an additional incentive to promote the success of the Company;

     NOW, THEREFORE, in consideration of the foregoing, the Company hereby grants to the Optionee (the "Grant") the right and option to purchase Common Shares of the Company under and pursuant to the terms and conditions of the 1999 Stock Option Plan (the "Plan") and upon and subject to the following terms and conditions:

     1. GRANT OF OPTION. The Company hereby grants to the Optionee the right and option (the "Option") to purchase up to Forty Thousand (40,000) Common Shares of the Company (the "Option Shares") during the following periods:

     (a) All or any part of Eight Thousand (8,000) Common Shares ("Option Share Portion (a)") may be purchased during the period commencing July 20, 2001 and terminating at 5:00 P.M. on July 20, 2006 (the "Expiration Date").

     (b) All or any part of Eight Thousand (8,000) Common Shares ("Option Share Portion (b)") may be purchased during the period commencing on July 20, 2002 and terminating at 5:00 P.M. on the Expiration Date.

     (c) All or any part of Eight Thousand (8,000) Common Shares ("Option Share Portion (c)") may be purchased during the period commencing on July 20, 2003 and terminating at 5:00 P.M. on the Expiration Date.

     (d) All or any part of Eight Thousand (8,000) Common Shares ("Option Share Portion (d)") may be purchased during the period commencing on July 20, 2004 and terminating at 5:00 P.M. on the Expiration Date.

     (e) All or any part of Eight Thousand (8,000) Common Shares ("Option Share Portion (e)") may be purchased during the period commencing on July 20, 2005 and terminating at 5:00 P.M. on the Expiration Date.

     2. NATURE OF OPTION. Such Options to purchase the Option Shares are intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, relating to "incentive stock options".

     3. EXERCISE PRICE. The exercise price of each of the Option Shares shall be Four Dollars and no cents ($4.00) (the "Option Price"). The Company shall pay all original issue or transfer taxes on the exercise of the Option.

     4. EXERCISE OF OPTIONS. The Option shall be exercised in accordance with the provisions of the Plan. As soon as practicable after the receipt of notice of exercise (in the form annexed hereto as Exhibit A) and payment of the Option Price as provided for in the Plan, the Company shall tender to the Optionee certificates issued in the Optionee's name evidencing the number of Option Shares covered thereby.

     5. CAPITAL ADJUSTMENT.

     (a) If the Company is separated or reorganized, or merged or consolidated with another corporation, there shall be substituted for the Shares issuable upon exercise of the outstanding Options an appropriate number of shares of each class of stock, other securities or other assets of the separated or reorganized, or merged or consolidated corporation which were distributed to the shareholders of the Company in respect of such Shares; provided, however, that the Option may be exercised in full by the Optionee as of the effective date of any such separation, reorganization, merger, or consolidation of the Company without regard to the installment exercise provisions of Paragraph 1, by the Optionee giving notice in writing to the Company of his intention to so exercise.

     (b) If the Company is liquidated or dissolved then all outstanding portions of the Option may be exercised in full by the Optionee as of the effective date of any such liquidation or dissolution of the Company without regard to the installment exercise provisions of Paragraph 1, by the Optionee giving notice in writing to the Company of his intention to so exercise.

     (c) If the outstanding Shares of Common Stock shall at any time be changed or exchanged by declaration of a stock dividend, stock split, combination or exchange of shares, recapitalization, extraordinary dividend payable in stock of a corporation other than the Company, or otherwise in cash, or any other like event by or of the Company, and as often as the same shall occur, then the number, class and kind of Shares subject to this Option and the Purchase Price for such Shares shall be appropriately and equitably adjusted so as to maintain the proportionate number of Shares without changing the aggregate Purchase Price; provided, however, no adjustment shall be made by reason of the distribution or subscription rights on outstanding stock.

     6. TRANSFERABILITY. The Option shall not be transferable other than by will or the laws of descent and distribution and, during the Optionee's lifetime, shall not be exercisable by any person other than the Optionee.

     7. INCORPORATION BY REFERENCE. The terms and conditions of the Plan are hereby incorporated by reference and made a part hereof.

     8. NOTICES. Any notice or other communication given hereunder shall be deemed sufficient if in writing and hand delivered or sent by registered or certified mail, return receipt requested, addressed to the Company, 26 Harbor Park Drive, Port Washington, New York 11050, Attention: Secretary and to the Optionee at the address indicated below. Notices shall be deemed to have been given on the date of hand delivery or mailing, except notices of change of address, which shall be deemed to have been given when received.

     9. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns.

     10. ENTIRE AGREEMENT. This Agreement, together with the Plan, contains the entire understanding of the parties hereto with respect to the subject matter hereof and may be modified only by an instrument executed by the party sought to be charged.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                          NATIONAL MEDICAL HEALTH CARD
                                          SYSTEMS, INC.



                                          By:
                                          -------------------------------




                                         --------------------------------
                                         Signature of Optionee

                                         Tery Baskin
                                         ------------------------------------
                                         Name of Optionee


                                         -----------------------------------
                                         Address of Optionee

                                    EXHIBIT A

                   NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC.

                              OPTION EXERCISE FORM


     The undersigned hereby irrevocably elects to exercise the within Option dated ____________, 2000 to the extent of purchasing _________ Common Shares of National Medical Health Card Systems, Inc. The undersigned hereby makes a payment of $_________ in payment therefor.

                                                      Tery Baskin
                                                      ----------------------
                                                      Name of Optionee


                                                      -----------------------
                                                      Signature of Optionee


                                                      -----------------------
                                                      Address of Holder


                                                      -----------------------
                                                      Date